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                                                                   Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-96981 of BJ Services Company on Form S-3/A of our report dated November 14, 2001, appearing in the Annual Report on Form 10-K of BJ Services Company for the year ended September 30, 2001, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Houston, Texas
September 18, 2002